STEELPATH MLP FUNDS TRUST

Supplement dated April 25, 2011 to the
Statement of Additional Information dated March 19, 2010

On page 4 of the Statement of Additional Information, section titled “Portfolio Composition” is deleted in its entirety and replaced with the following:

Portfolio Composition

MLPs

The Funds seek to achieve their investment objectives by investing primarily in equity securities of MLPs. The U.S. is in the middle of an energy infrastructure build-out predicated on two fundamental factors: modest long-term growth in energy demand, and shifting locations of supplies. These factors are still at play even in this rough economic climate. The Energy Information Administration (“EIA”) is forecasting energy use to decline in 2009 and remain relatively level in 2010, but given demographic growth trends, believes that through the next decade the U.S. will be producing and using more energy, including fossil fuels. Shifting supply sources are just as significant, as new infrastructure will be required to move these resources to end-use markets. Burgeoning unconventional resource plays will more than double their gas production by 2015. The opportunity set is noteworthy: at least $150 billion of new-build assets and at least $200 billion of existing assets still held in private and public corporations that will continue to migrate to the MLP structure over the next ten years. Given the expansion opportunities, the Advisor believes that public equity investments in energy infrastructure will be able to outpace the broader market.

Registered Investment Companies and ETFs

Registered Investment Company Securities. Each Fund at times may invest in shares of other investment companies, including open-end funds, such as money market mutual funds, closed-end funds, business development companies, exchange-traded funds, unit investment trusts, and other investment companies of the Trust, to the extent permitted by applicable law. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Exchange-Traded Funds. Each Fund may purchase shares of exchange-traded funds (ETFs). ETFs trade like common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. As a shareholder of an ETF, a Fund would be subject to its ratable share of an ETF’s expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the risks of the Fund's investments in other investment companies, which are described above.

Cash

Each Fund may invest in cash and cash equivalents. Cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements. For temporary defensive purposes, each Fund may invest up to 100% of its net assets in cash and cash equivalents.

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Please retain a copy of this Supplement with your Prospectus